united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2019

GENOMIC HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51541 (Commission File Number)	77-0552594 (I.R.S. Employer Identification No.)

301 Penobscot Drive
Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 556-9300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GHDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

A Special Meeting of Stockholders (the “Special Meeting”) of Genomic Health, Inc. (the “Company”) was held on November 7, 2019 at 10:00 AM, P.T., at the offices of Pillsbury Winthrop Shaw Pittman LLP located at 2550 Hanover Street, Palo Alto, California 94304. A total of 31,918,176 shares of the Company’s common stock were present in person or by proxy at the Special Meeting, representing 85.01% of the total number of shares outstanding and entitled to vote at the meeting.

The number of votes cast for or against, as well as abstentions and broker non-votes, as applicable, with respect to each proposal considered at the Special Meeting is as follows:

Proposal No. 1

To adopt the Agreement and Plan of Merger, dated as of July 28, 2019, by and among Exact Sciences Corporation, Spring Acquisition Corp. and the Company (the “Merger Agreement”), and approve the merger contemplated thereby.

For	Against	Abstain	Broker Non-Votes
31,749,338	94,939	73,899	0

Proposal No. 2

To approve, by advisory (non-binding) vote, certain compensation arrangements that may be paid or become payable to the Company’s named executive officers in connection with the merger contemplated by the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
31,515,129	305,545	97,502	0

Proposal No. 3

To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve Proposal No. 1.

For	Against	Abstain	Broker Non-Votes
29,411,769	2,426,213	80,194	0

Sufficient votes were received to approve Proposal No. 3, but such an adjournment was not necessary in light of the approval of Proposal No. 1.

Item 7.01 Regulation FD Disclosure.

The press release issued by the Company on November 7, 2019 is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated November 7, 2019, issued by Genomic Health, Inc., furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENOMIC HEALTH, INC.

Date: November 7, 2019	By:	/s/ Jason W. Radford
Jason W. Radford
Chief Legal Officer